AFL-CIO Housing Investment Trust
                             2000 Annual Report

AFL-CIO HOUSING INVESTMENT TRUST

MESSAGE FROM THE AFL-CIO PRESIDENT

[Photograph of John J. Sweeney]

Message from the AFL-CIO President

The AFL-CIO Housing Investment Trust is marking 35 years of real estate-related investing by the AFL-CIO Investment Program. In 1965 the AFL-CIO showed great foresight when it pioneered one of the country's first vehicles for union pension investment in the area of real estate. That vehicle was the predecessor to the Housing Investment Trust, which is now one of the nation's leading pension investment funds and flagship of the AFL-CIO Investment Program. The Trust today is steward of nearly $2.5 billion of labor's pension capital and produces highly competitive returns for pension beneficiaries through its investments. This innovative investment initiative launched in 1965 also laid the early groundwork for the AFL-CIO's current capital stewardship campaign.

Today's grave shortage of affordable housing makes the Trust's investments as critical as they have ever been. More than five million American households must pay over half their income for decent rental housing, while rising home prices are crowding many working families out of the homeownership market. We all applaud the Trust's ambitious agenda to increase multi-family housing and promote homeownership for union members, while creating good jobs and strong communities.

Over 35 years of achievements have shown what can be accomplished when working people use their combined capital assets to achieve economic security while also revitalizing communities. The union movement takes justifiable pride in this record of success.


/s/ John J. Sweeney

JOHN J. SWEENEY

"Pension funds will someday be one of America's most important sources of capital. Labor must be at the table when that day comes."

-George Meany
 AFL-CIO President
 1955-1979

Message from the Chairman

The AFL-CIO Housing Investment Trust exhibited exceptionally strong performance in 2000, rewarding investors with highly competitive returns as it outperformed Lehman Brothers Aggregate Bond Index by 111 basis points for the year. This was the eighth consecutive year in which the Trust outperformed this key industrial benchmark.

As a reflection of investor confidence, net assets grew by over 15 percent to nearly $2.5 billion at year-end. The Trust remains one of the industry's most cost-efficient operations, with its expense ratio reduced to 38 basis points of average net assets. Prudent financial management kept cash and short-term investments at 2.3 percent of net assets at year-end, helping to maximize returns to participants.

All of this provides a solid footing for continued growth and success in the coming year.


/s/ Richard Ravitch
Richard Ravitch

"The AFL-CIO has fashioned a unique blend of principal and principle in the Housing Investment Trust, an organization with a dual bottom line: solid returns for its investors; investments that reflect labor's historic social and economic goals."

-Lane Kirkland
 AFL-CIO President
 1979-1995

REPORT TO PARTICIPANTS

Performance

The AFL-CIO Housing Investment Trust produced exceptionally strong results for its investors in 2000. In a year that saw a dramatic decline in stock market values, the Trust's fixed-income portfolio provided important diversity to its participants. The Trust outperformed the Lehman Brothers Aggregate Bond Index by 111 basis points and provided participants the highly competitive risk-adjusted returns that have become its hallmark. The Trust achieved a total gross rate of return of 12.74 percent for the year. This compared favorably to the
11.63 percent and 11.29 percent reported respectively by the Lehman Brothers Aggregate Bond Index and Salomon Brothers Mortgage Index.

     Performance over longer periods was also strong. The Trust's total gross rates of return for the three-, five-, and ten-year periods were 6.95 percent,
7.52 percent, and 8.55 percent, respectively.

     Maximizing total returns within a prudently controlled risk management framework continued to be the Trust's portfolio management strategy. By combining long-duration, agency-insured multi-family mortgage-backed securities
(MBS) with short-duration single-family MBS and agency intermediate securities, the Trust produced higher incremental income than the relevant comparable indices without increased investment risk. Consistent with the Trust's performance strategy of maintaining a low short-term position, cash and short-term investments were only 2.3 percent of the net assets at year end. The growth of assets under management to approximately $2.5 billion has made the Trust one of the largest institutional investors in the multi-family MBS sector and has contributed greatly to the Trust's impressive performance record.

     Trust investors continued to enjoy a high degree of security. The Trust's performance was one of the highest ranked for all fixed-income commingled funds in 2000* and was achieved without assuming material credit risk or conceding liquidity. At year-end, approximately 98 percent of securities held in the long-term investment portfolio were insured or guaranteed by the U.S. government or government-sponsored enterprises such as Fannie Mae or Freddie Mac.

     The Trust continued to maintain one of the most cost-effective operating structures in the industry. Total annualized operating expenses in 2000 were 38
basis points, or 0.38 percent of average net assets   a decrease of one basis
point from the prior year.

*Money Manger Review 4Q00, www.managerreview.com

Performance
Total gross rate of return*

                                    1 Year     3 Years    5 Years     10 Years
-----------------------------------------------------------------------------
AFL-CIO HOUSING INVESTMENT TRUST    12.74      6.95       7.52        8.55
LEHMAN BROS. AGGREGATE BOND INDEX   11.63      6.36       6.46        7.96
SALOMON BROS. MORTGAGE INDEX        11.29      6.63       6.90        7.88

*Returns for periods exceeding one year are annualized.

PORTFOLIO DISTRIBUTION *

Residential Single-family Mortgage-backed Securities                 35.6%
Multi-family Mortgage-backed Securities                              35.5%
Multi-family Construction-related Securities                         24.3%
State Housing Finance Bonds                                           1.9%
Intermediate Agency                                                   0.7%
Short-term Investments                                                2.0%

*Includes unfunded commitment amounts

Housing Production

In the 35th year of the AFL-CIO Investment Program, the Housing Investment Trust continued to seek out new investment opportunities where union pension funds could help local communities address the critical issues of housing production, job creation and economic development while achieving competitive market rate returns.

The Trust issued over $286 million in multi-family and single-family commitments in 2000. This investment activity brought the Trust's total investments in the last decade to nearly $3 billion and total housing units financed since inception to over 64,000.

MULTI-FAMILY

The Trust issued $228 million in commitments in 2000 for 17 multi-family projects that will provide over 2,400 housing units.

Among the year's projects were several Midwestern developments.  These include:

     - The Renaissance/Goldman apartment complex, which will help alleviate the affordable housing shortage in Chicago

     - The Alden Horizon at Waterford, with 98 affordable units of senior housing in Aurora, Illinois

     - The 264-unit Longstreet Apartments, a mixed-income project for families in Minnesota

     - The Realife Cooperative that provides senior housing in Eau Claire, Wisconsin

HOUSING PRODUCTION BY PERIOD

                   1965-    1986-     1991-    1996-
                   1985     1990      1995     2000
-----------------------------------------------------
HOUSING UNITS      12,000   13,424    18,194   20,573

CUMULATIVE HOUSING PRODUCTION

YEAR     HOUSING UNITS
-----    --------------
1990     25,424
1991     28,325
1992     30,949
1993     33,523
1994     37,071
1995     43,918
1996     50,262
1997     53,923
1998     58,112
1999     61,756
2000     64,191

The Trust worked with Philadelphia developers and the AFL-CIO Building Investment Trust to create downtown housing while preserving a center city landmark by financing the conversion of the historic Bell Telephone Company Building. The building will offer 193 apartments in one of the tightest housing markets in Philadelphia.

A new ten-story apartment building in a mixed-use development in Cambridge, Massachusetts, is also being constructed with Trust financing. The 135-unit building at University Park at Massachusetts Institute of Technology will offer many amenities and proximity to hotels and retail centers.

SINGLE-FAMILY

The Trust issued $58 million in single-family commitments and, through the Homeownership Opportunity Initiative (HOI), purchased $28 million in mortgage-backed securities, a 50 percent increase over 1999 purchase levels. Since its creation, the HOI program has helped almost 350 families purchase their own homes. The union homebuyers include many minority and single-parent households in central cities.

During 2000, the Housing Investment Trust, Countrywide Home Loans and Fannie Mae to developed the new HIT HOME program. HIT HOME is a single-family mortgage program that will offer union members more than just competitive financing. It reduces the cost of homeownership by providing benefits such as free property appraisals and credit reports, as well as homebuyer education and counseling. The program also offers a new payment plan that takes years off the term of the loan and can save a typical homebuyer thousands of dollars. The HIT HOME initiative was launched in November in San Antonio, Texas, and will be offered in 32 metro areas nationwide over the next three years.


HOUSING INVESTMENT
(IN MILLIONS OF DOLLARS)

                         1991-1995       1996-2000
                         ---------       ---------
Multi-family             $677            $1,482
Single-Family            $294            $  419
Total                    $971            $1,901

"Union workers have built over 64,000 housing units in developments financed by the AFL-CIO Housing Investment Trust. The vision the Trust's founders had 35 years ago is reflected in these achievements."

- John Sweeney
  AFL-CIO
  President

Net Asset Growth

Building on past performance, the Trust continued to exhibit strong growth in the year 2000. With $217.9 million in net investment from participants, total net assets reached a high of nearly $2.5 billion at year-end.

Participant investments included $143.5 million in new investment from current participants and nine new investors, as well as $140.9 million in reinvested earnings, representing an 89.5 percent reinvestment rate. The Trust's high level of increased investment and reinvestment earnings reflects the continued confidence of its 410 participants.

Capitalizing on information system improvements over the last five years, the Trust continued to reduce reporting time to participants. Staff and systems were also expanded to accommodate the Trust's steady growth and its high level of service to participants.

With its strong performance in 2000, the AFL-CIO Housing Investment Trust remains a sound investment option for Taft-Hartley and public employee pension plans.

NET ASSET GROWTH

  YEAR     DOLLAR VALUE (IN MILLIONS)
  ---------------------------------------
  1991      $  529
  1992         662
  1993         846
  1994         935
  1995       1,167
  1996       1,383
  1997       1,672
  1998       2,023
  1999       2,149
  2000       2,477

INVESTMENT EARNINGS

               Investment Earnings
                     (in Millions)
                 --------------------
Year             Gross           Net
-----            -----         ------
1991             $ 39.0        $ 36.4
1992             $ 47.3        $ 44.2
1993             $ 60.6        $ 56.7
1994             $ 74.0        $ 69.3
1995             $ 86.3        $ 80.9
1996             $ 98.3        $ 92.4
1997             $115.3        $108.8
1998             $133.4        $126.2
1999             $147.4        $139.2
2000             $166.1        $157.4

35 YEARS OF ACHIEVEMENT

Thirty-five years have passed since the AFL-CIO Executive Council created the Mortgage Investment Trust (MIT), one of the nation's first vehicles for investing union pension funds in real estate projects. This was the forerunner to today's AFL-CIO Housing Investment Trust and the beginning of the AFL-CIO Investment Program.

The new fund would be national in scope and professionally managed, making prudent investments that would generate competitive returns, as well as union jobs and needed housing in the communities in which union members lived and worked. In the 35 years since its creation, the AFL-CIO Investment Program has succeeded in all of these goals. It has proven itself to be a crucial resource for the American labor movement and working families across the country.

The union movement, from its earliest days, had been a powerful advocate for the production of affordable housing and had played an influential role in federal
housing policy   resulting in union sponsored developments across the country.
Not until the creation of the AFL-CIO Investment Program, though, did unions have a national vehicle for using their own capital to further workers' housing goals.

The idea that union pension funds might be put to work on behalf of working people and their unions was an idea that was quickly embraced by the labor community. The New York City Central Labor Council became the first of many participants in the new program.

The passage of the Housing Act of 1968 provided a major boost to the new MIT. Increased government commitment to low- and moderate- income housing facilitated investment in such projects. Throughout the 1970s, the MIT assumed an increasing role in the development of affordable housing, often in partnership with government-sponsored housing programs, particularly those of the Federal Housing Administration (FHA). Sound financial management insured that the organization remained on solid footing even during the inflationary period of the late 1970s.

In 1981, the AFL-CIO authorized creation of a second trust that would build on the work of the Mortgage Investment Trust and take advantage of the growing interest in pension real estate investment. The AFL-CIO Housing Investment Trust became operational in 1983, guided by trustees from the labor community, and, for the first time, from the business community. In 1984, the MIT merged into the new Housing Investment Trust, with combined assets of $104 million. The scope of Trust-financed projects expanded to include retirement and health care facilities.

The decade marked another milestone in the history of union pension investment when, in 1988, the new AFL-CIO Building Investment Trust (BIT) became a vehicle for the investment of union pension funds in commercial real estate projects.

In the 1990s, the Trust moved into new areas of real estate investment activity. It entered its first partnership with Fannie Mae, expanding beyond its traditional work with the FHA. In 1991, the Trust instituted its first major single-family home mortgage program, thus helping working families achieve the dream of homeownership. In 1993, the HIT and BIT jointly announced the National Partnership for Community Investment, a program to focus the Trusts on affordable housing and community economic development investments in 30 designated cities. This program would eventually generate nearly $1 billion in new urban development investments. And in 1994, the HIT began its partnership with HUD on the Community Investment Demonstration Program, a congressionally authorized program for the prudent investment of pension capital in low-income housing developments. HIT would eventually provide $104 million in financing for 18 low-income housing projects under this program, providing some 2,000 families with safe, decent and affordable housing. As always, all of these investments delivered fully competitive returns, and all of the development was built with 100 percent union labor.

Over the decade of the 1990s, the HIT committed over $2.9 billion to finance more than 38,000 housing units in 224 union-built projects. This produced an estimated 36,000 union jobs, representing 30 million hours of union construction work. And throughout the period, HIT's investment performance remained at consistently high levels. Indeed, since 1992, HIT has outperformed its benchmark index, the Lehman Brothers Aggregate Bond Index, every year.

The market responded dramatically to HIT's performance. In 1990, the Trust's net assets stood at $366 million. Today, it has nearly $2.5 billion in net assets.

As the AFL-CIO Housing Investment Trust moves into the new century, it is a recognized leader in the nation's pension investment industry. With its
knowledgeable staff, cost-effective organization and innovative programs   like
the newly-created HIT HOME mortgage program for union members   HIT is able to
generate housing and employment benefits for union members and their communities, while consistently delivering highly competitive returns to its more than 400 investors. Its commitment to meeting the pension investment needs of America's working men and women remains as strong today as it was 35 years ago when the AFL-CIO inaugurated this historic program.


Background photo: The Carl Mackley Apartments in Philadelphia were built in 1934 by the Full Fashion Hosiery Workers as the New Deal's first housing project. The Housing Investment Trust provided financing for the recent renovation of the landmark project.

         AMERICAN FEDERATION OF LABOR AND CONGRESS OF
        INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST


                     FINANCIAL STATEMENTS
                      DECEMBER 31, 2000




        WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS THEREON

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Participants and Trustees of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the four years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express and opinion on these financial statements and per share data and ratios based on our audits. The per share data and ratios for the year ended December 31, 1996 were audited by other auditors whose report dated January 29, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, or by confirmation with the custodian, of securities owned as of December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

Vienna, VA
January 12, 2001

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES December 31, 2000
(Dollars in thousands unless noted)

ASSETS

     Investments, at value (amortized cost $2,399,609)     $2,444,551
     Cash                                                         657
     Accrued interest receivable                               15,725
     Accounts receivable                                        2,345
     Receivables - investments sold                            18,704
     Prepaid expenses and other assets                          2,482

     TOTAL ASSETS                                           2,484,464


LIABILITIES

     Accounts payable and accrued expenses                      1,122
     Payables - investments purchased                           2,254
     Redemptions payable                                          410
     Refundable deposits                                        1,697
     Income distribution payable, net of dividends
          reinvested of $12,477                                 1,499

     TOTAL LIABILITIES                                          6,982

     Net assets applicable to participants' equity -
          certificates of participation;
          authorized unlimited; outstanding
          2,282,511 (note 5)                               $2,477,482

     Net asset value per unit of participation
          (in dollars)                                      $1,085.42


SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FHA SECURITIES (21.1%)

                Interest     Maturity           Face      Amortized   Value
                  Rate         Date            Amount        Cost
                --------     --------          ------     ---------   ------
Single-Family    7.75%     Jul-2021-Aug-2021     $  571      $571      $571
                 8.00%              Jul-2021        663       663       663
                10.31%              Feb-2016         72        72        72

                                                 $1,306    $1,306    $1,306

See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000(Dollars in thousands)

FHA SECURITIES (21.1%)
Continued
Multi-family

             Interest     Maturity         Face      Amortized
               Rate         Date          Amount       Cost        Value
             --------     --------        --------     ---------   ------
Multi-family   6.50%     Aug-2004          $ 10,295    $10,295    $10,343
               6.66      Apr-2040             5,982      5,994      5,843
               6.75      Nov-2037-Jul 2040   10,318      9,953     10,135
               6.88      Jul-2040            23,380     23,388     23,174
               7.00      Jun-2039             6,258      6,345      6,254
               7.13      Mar-2040             8,172      8,191      8,247
               7.17      Feb-2040             4,902      4,909      4,946
               7.20      Aug-2039-Sep-2039   11,595     11,612     11,724
               7.25      Oct-2039            30,673     30,673     31,405
               7.50      Nov-2022-Nov-2037   17,283     17,364     17,613
               7.55      Aug-2012-Nov-2037   17,283     17,364     17,613
               7.63      Dec-2027-Jun-2037   77,360     77,192     79,611
               7.70      Oct-2039            12,480     12,384     12,997
               7.75      Jan-2038-Oct-2038   11,600     11,628     12,070
               7.80      Dec-2038            21,634     21,644     22,603
               7.85      Sep-2037             2,593      2,593      2,705
               7.88      Mar-2034-Jul-2038    9,385      9,397      9,816
               7.93      Jul-2035            19,395     19,402     20,013
               8.00      Sep-2031-Jul-2038   12,351     12,251     12,903
               8.13      Apr-2028-Aug-2037   18,928     18,942     20,010
               8.18      Nov-2036            36,505     36,173     38,491
               8.25      Feb-2026-Oct-2036   31,354     31,379     32,857
               8.30      Nov-2027             3,756      3,713      3,995
               8.38      Jan-2027            15,922     15,926     16,376
               8.40      Apr-2012             1,164      1,164      1,166
               8.50      Apr-2012-Feb-2035   12,905     12,891     13,376
               8.60      Jan-2028             2,008      2,008      2,052
               8.63      Dec-2029             4,172      4,172      4,324
               8.75      May-2036-Sep-2036   12,196     12,116     13,008
               8.80      Oct-2032             5,578      5,578      5,739
               8.88      Sep-2029-Jun-2036   10,256     10,192     10,710
               9.13      May-2035             2,433      2,433      2,513
               9.25      Feb-2029-Jun-2036   24,386     24,392     25,353
               9.38      Jun-2034             1,855      1,876      1,922
               9.50      Jul-2027               375        380        411
               9.75      Apr-2031             3,561      3,545      3,593
              10.00      May-2002-Mar-2031    5,792      5,792      5,819
              10.45      Jan-2030             1,206      1,206      1,250
                                            499,959    499,056    515,582

                     TOTAL FHA SECURITIES  $501,265   $500,362   $516,888


See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FHA CONSTRUCTION SECURITIES (5.1%)

             Interest Rates Maturity  Commitment   Face    Amortized  Value
               Perm  Const    Date*    Amount     Amount     Cost
                ----  -----   -------  ---------  -------- ---------- -----
Multi-family  6.45%  7.80     Jun-2041 $17,604    $17,054   $16,202   $16,308
              6.80   6.95     Sep-2040   8,900      8,524     8,524     8,330
              6.88   6.88     Aug-2041   2,770          0       (55)      (66)
              6.88   7.13     Apr-2030  29,545     26,166    26,172    25,704
              6.93   7.25     May-2041  28,105     26,574    26,579    26,206
              7.33   7.33     Dec-2042   8,200     14,370     1,464     1,464
              7.50   7.50     Mar-2032   1,700      1,700     1,700     1,718
              7.50   7.50     May-2042   6,606          0         0        84
              7.93   7.93     Feb-2042   2,952      2,952     2,952     3,115
              8.27   8.27     May-2042   2,575      2,575     2,570     2,746
              8.40   9.50     Dec-2041   8,723      5,888     5,848     6,062
              8.75   8.80     Mar-2027  29,095     26,443    26,449    28,676
              N/A    6.50     Apr-2001   5,700      4,301     4,316     4,297

TOTAL FHA CONSTRUCTION SECURITIES     $158,645   $123,641  $122,721  $124,430

     *  Permanent mortgage maturity date.
     See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

GINNIE MAE SECURITIES (20.6%)

              Interest Maturity          Face        Amortized     Value
               Rate      Date           Amount         Cost
              -------- --------         ------      ---------    ---------
Single-Family  6.50%  Jul-2028-Dec-2028  $ 1,853      $ 1,853     $ 1,832
               7.00   Apr-2026-Sep-2028   49,976       50,786      50,181
               7.50   Apr-2013-Jun-2028  111,139      113,831     113,579
               8.00   Nov-2009-Dec-2030   90,214       92,465      92,620
               8.50   Nov-2009-Oct-2030   59,097       60,736      61,084
               9.00   May-2016-Jun-2025    7,273        7,505       7,635
               9.50   May-2019-Sep-2030    4,690        4,840       4,909
              10.00            Jun-2019       13           13          14
              11.00            Sep-2016       23           23          25
              11.25            Oct-2015       83           83          88
              12.00   Apr-2015-Jun-2015       48           48          53
              13.00            Jul-2014        2            2           2
              13.25            Dec-2014        5            5           5
              13.50            Aug-2014        1            1           1

                                         324,417      332,191     332,028

             Interest    Maturity         Face       Amortized
               Rate        Date          Amount         Cost       Value
            -------- ----------------    ---------   --------     --------
Multi-family   6.50   Dec-2039-Jul-2040   17,791       17,650      17,547
               6.63   Oct-2033-Jul-2040   42,113       41,853      41,890
               6.69            Jun-2040    5,619        5,607       5,612
               6.75            Nov-2038   15,147       14,965      15,182
               7.00            Apr-2040   12,176       11,919      12,416
               7.50            Apr-2038   24,729       24,348      25,809
               7.80            Jul-2039   19,111       19,123      20,355
               8.00            Nov-2036      896          896         944
               8.25            May-2032    4,543        4,543       4,554
               8.50            Jul-2029    7,153        7,153       7,448
               8.75            Dec-2026    4,286        4,286       4,325
               9.00            Jun-2030    7,866        7,474       7,894
              10.05            May-2026    1,235        1,235       1,242
              12.55            Jun-2025    6,032        5,974       6,164
                                         168,697      167,026     171,382

TOTAL GINNIE MAE SECURITIES             $493,114    $499,217     $503,410

See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

GINNIE MAE CONSTRUCTION SECURITIES (7.4%)

           Interest Rates  Maturity  Commitment   Face      Amortized  Value
            Perm    Const    Date*    Amount      Amount     Cost
             ----  -----   -------  ---------  ----------   ---------- -------
Multi-family  6.24% 6.24%   May-2040 $26,500     26,274      25,642    25,261
              6.62  6.62    Jan-2040  10,010      9,265       9,267     9,128
              6.75  6.75    Oct-2040  20,647     19,715      19,352    19,616
              6.98  6.98    Jan-2041  47,090     39,477      39,480    40,003
              7.23  8.40    Sep-2041   8,100      3,808       3,505     4,084
              7.24  7.24    Nov-2042  51,242          0           0        61
              7.33  7.76    Jan-2030  27,555     24,457      24,473    25,349
              7.45  7.45    Feb-2042   9,700          0           0       282
              7.50  7.63    Apr-2041  19,440     12,095      12,104    13,014
              7.50  7.63    Jan-2042   8,126        523         523       836
              7.50  7.88    Jul-2042  25,150          0           0       912
              7.57  7.57    Nov-2041   2,565        196         196       308
              7.70  7.70    Mar-2042  50,584     13,540      12,711    16,102
              7.75  7.25    Feb-2031  51,076     17,425      17,169    20,690
              7.75  7.75    Jul-2042  30,808      4,404       3,797     6,074

TOTAL GINNIE MAE
CONSTRUCTION SECURITIES             $388,593   $171,179    $168,219  $181,720

*Permanent mortgage maturity date
 See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FANNIE MAE SECURITIES (28.4%)
(INCLUDING CONSTRUCTION SECURITIES)

          Interest   Maturity           Commitment   Face  Amortized   Value
           Rates      Date                Amount    Amount    Cost
          --------   -------            ---------- -------  --------  --------
Single-family  5.50%            Sep-2029          $    234 $     227  $    220
               6.00    Jun-2005-Aug-2029           120,563   117,165   116,710
               6.50    Oct-2005-May-2030            74,220    74,394    72,962
               7.00    Jan-2004-Dec-2029            25,439    25,664    25,444
               7.50    Jul-2004-Dec-2030            75,281    75,012    76,319
               8.00    Jan-2007-Nov-2030            40,829    41,497    41,752
               8.50    Nov-2009-Oct-2029            22,132    22,643    22,807
               9.00    Jul-2009-May-2025             7,930     8,171     8,280
               9.50             Aug-2004             2,060     2,078     2 116

                                                   368,688   366,851   366,610

Multi-family   6.06             Sep-2011             4,926     4,868     4,898
               6.13             Aug-2010   24,500        0         0    (1,169)
               6.14             May-2014             7,419     7,319     7,402
               6.25             Dec-2013             2,614     2,704     2,596
               6.38             Nov-2008            30,146    30,150    30,157
               6.50             Nov-2015    7,400    7,107     7,113     6,958
               6.52    Dec-2001-Jul-2008            13,730    13,614    13,672
               6.58             Mar-2012   60,000        0         0    (2,956)
               6.63             Feb-2001               611       603       608
               6.75             Mar-2010   22,000        0         0       234
               6.80             Apr-2016    5,250    3,493     3,493     3,459
               6.84             Jul-2010             5,549     5,525     5,537
               6.97             Jun-2007            44,215    44,233    45,127
               7.14             Sep-2002             2,983     2,978     2,986
               7.20    Apr-2010-Aug-2029            10,785    10,376    10,954
               7.25    Nov-2011-Jul-2012             9,879     9,879     9,922
               7.29             Jul-2003             1,714     1,736     1,715
               7.30             Aug-2006            29,429    29,680    30,330
               7.35             Dec-2009            23,643    23,747    24,227
               7.37             Jan-2013             1,920     1,971     2,017
               7.38    Jun-2014-Oct-2015   5,687     5,221     5,243     5,523
               7.41             Dec-2003             1,189     1,203     1,217
               7.50             Dec-2014             2,596     2,607     2,720
               7.71             Feb-2010             9,869    10,189    10,371
               7.75    May-2012-Dec-2024             5,296     5,296     5,620
               7.88             Mar-2007             2,788     2,830     2,821
               8.00    Nov-2019-May-2020             6,878     6,846     7,063
               8.13    Sep-2012-May-2020            11,295    11,252    11,904

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FANNIE MAE SECURITIES (28.4%)
CONTINUED

          Interest   Maturity           Commitment   Face  Amortized   Value
           Rates      Date                Amount    Amount    Cost
          --------   -------            ---------- -------  --------  --------
Multi-family   8.18             Apr-2001          $  1,365  $  1,384  $  1,369
               8.40             May-2022               584       595       648
               8.50             Jan-2007               371       371       394
               8.63    Sep-2006-Sep-2028             7,796     7,800     8,647
               8.70             Feb-2005             4,603     4,745     4,788
               9.00             Jan-2022             1,089     1,089     1,148
               9.13             Sep-2015             3,892     3,867     4,165
               9.25    Jun-2018-Sep-2026             6,636     6,617     7,161

                                         124,837   311,757   312,087   315,677

Other          6.53             Nov-2001            10,000    10,003    10,000

                                                    10,000    10,003    10,000

TOTAL FANNIE MAE SECURITIES
INCLUDING CONSTRUCTION SECURITIES        $124,837 $690,445 $688,941  $692,287

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FREDDIE MAC SECURITIES (12.6%)

               Interest   Maturity           Face      Amortized       Value
                Rate       Date             Amount       Cost
               --------   --------          ------     ---------    ----------
Single-family  6.00      Mar-2005-Apr-2029   $3,027     $3,040        $2,947
               6.50      Dec-2006-Mar-2030   55,474     54,060        55,052
               7.00      May-2004-Aug-2030   82,219     81,358        82,766
               7.50      Nov-2003-Oct-2030   90,625     90,335        92,230
               8.00      May-2008-Aug-2030   45,704     46,046        46,899
               8.25               Dec-2022      142        142           147
               8.50      Jun-2010-Jan-2025   17,627     18,014        18,239
               9.00%     Sep-2010-Mar-2025    3,131      3,238         3,260

                                            297,949     296,233      301,540


Multi-family   8.00               Feb-2009    6,913       6,922        6,932

                                              6,913       6,922        6,932

TOTAL FREDDIE MAC SECURITIES               $304,862    $303,155     $308,472

See accompanying notes to financial statements.


FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

FEDERAL HOME LOAN BANK SECURITIES (.4%)

Interest    Maturity       Face   Amortized
  Rate        Date        Amount    Cost     Value
---------   ---------    -------   --------  ------
6.63%       Oct-2002     $9,070     $9,070    $9,070

TOTAL FEDERAL HOME
LOAN BANK SECURITIES     $9,070     $9,070    $9,070


SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

STATE HOUSING FINANCE BONDS (2.1%)

               Interest Maturity       Commitment   Face   Amortized  Value
                Rates    Date           Amount     Amount    Cost
               ------- -------          -------   --------  ------   -------
Multi-family   7.63%          Jan-2008   $   813  $   813    $   813     $   813
               7.70  Jun-2006-Jun-2029    41,094   40,129     40,129      40,129
               8.00           May-2025              4,775      4,763       4,856
               8.13           Jan-2005     1,016      678        668         685
               8.25           Sep-2012       500      465        469         474
               8.38           Feb-2007       801      801        839         818
               8.63           Jun-2025              1,398      1,398       1,454
               9.39           Dec-2023                948        948       1,008
               9.50  Aug-2012-Apr-2024              2,110      2,118       2,258

TOTAL STATE HOUSING FINANCE BONDS         $44,224  $52,117    $52,145    $52,495


TOTAL LONG-TERM INVESTMENTS                     $2,345,693 $2,343,830 $2,388,772

See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000 (Dollars in thousands)

SHORT-TERM INVESTMENTS (2.3%)


                          Maturity              Face   Amortized
Description                Date        Rate    Amount    Cost      Value
-----------               --------  --------  -------- --------  ---------
REPURCHASE
AGREEMENTS

Bank of America              Jan-2001  6.35% $15,500  $15,500   $15,500
Amalgamated Bank             Feb-2001  6.30    2,000    2,000     2,000

                                             $17,500  $17,500   $17,500

COMMERCIAL PAPER

Hubbell Inc.                 Jan-2001  6.62   10,020   10,018    10,018
Metro Edison                 Jan-2001  6.68    3,000    2,999     2,999
Penn Electric                Jan-2001  6.68    4,000    3,999     3,999
Con Edison                   Jan-2001  6.65    3,100    3,099     3,099
Cargill                      Jan-2001  6.55    6,000    5,997     5,997
Windmill Funding             Feb-2001  6.49    5,000    4,972     4,972
Goldman Sachs                Feb-2001  6.45    5,230    5,195     5,195

                                              36,350   36,279    36,279
CERTIFICATE OF
DEPOSIT

Shorebank                    Jan-2001  5.30    2,000    2,000     2,000

TOTAL SHORT-TERM INVESTMENTS                 $55,850  $55,779   $55,779

TOTAL INVESTMENTS
                                Face Amount    Amortized Cost    Value
                              --------------  ---------------   --------
                                $2,401,543     $2,399,609       $2,444,551

See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF OPERATIONS For the Year ended December 31, 2000
 (Dollars in thousands)

INVESTMENT INCOME:
                      FHA securities                      $ 39,122
                      FHA construction securities           10,884
                      Ginnie Mae securities                 33,243
                      Ginnie Mae construction securities    11,122
                      Fannie Mae securities (including
                       construction securities)             45,330
                      Freddie Mac securities                19,818
                      Federal Home Loan Bank Securities        267
                      State Housing Finance Bonds            4,176
                      Short-term investments                 5,074
                      Net premium amortization              (2,902)

                      TOTAL INCOME                         166,134

EXPENSES:
                      Salaries and fringe benefits            5,238
                      Legal fees                                346
                      Consulting fees                           317
                      Auditing and tax accounting fees          141
                      Insurance                                 110
                      Marketing and sales promotion             556
                      Investment management                     259
                      Trustee expenses                           37
                      General expenses                        1,750

                      TOTAL EXPENSES                          8,754

                      INVESTMENT INCOME - NET               157,830

                      Realized and Unrealized Net Gain
                        on Investments                      110,240

                      NET INCREASE IN NET ASSETS
                       RESULTING FROM OPERATIONS           $267,620


See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS Years ended December 31, 2000 and 1999 (Dollars in thousands)

INCREASE                                            2000            1999
IN NET ASSETS                                    ------------    ---------
FROM OPERATIONS

             Investment income - net                 $157,380     $139,190
             Net realized  and unrealized gain
              (loss) on investments                   110,240     (150,552)

             NET INCREASE (DECREASE)IN NET ASSETS     267,620      (11,362)
              RESULTING FROM OPERATIONS

             Distribution paid to participants
              or reinvested from:
                 Investment income - net              (157,423)   $(139,355)
                 Net realized gains on investments           0         (646)

             NET DECREASE IN NET ASSETS FROM
              DISTRIBUTIONS                           (157,423)    (140,001)


INCREASE IN NET ASSETS FROM UNIT TRANSACTIONS

            Proceeds from the sale of 136,509 and
             151,889 units of participation in 2000
             and 1999, respectively                      143,454   163,146
            Dividend reinvestment of 134,243 and
             119,113 units of participation in
             2000 and 1999, respectively                 140,885   127,160
            Payments for redemption of 63,439 and
             11,990 units of participation in
             2000 and 1999, respectively                 (66,381)  (12,987)

            NET INCREASE FROM SHARE TRANSACTIONS         217,958   277,319

            TOTAL INCREASE IN NET ASSETS                 328,155   125,956

            Net Assets at the beginning of period      2,149,327  2,023,371

            NET ASSETS AT END OF PERIOD             $  2,477,482 $2,149,327


See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The American Federation of Labor and Congress of Industrial Organizations
(AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The
Trust has obtained certain exemptions from the requirements of the Investment
Company Act of 1940 that are described in the Trust's prospectus.

Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

Long-term investments, consisting of permanent mortgages, mortgage-backed securities, agency bonds, insured construction securities and participation certificates, are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities, value is determined based upon the total amount of the commitment for the term of the construction securities plus the permanent securities. For insured construction-only securities, the outstanding principal balance of the security is used to approximate value, assuming no decline in credit quality.

Short-term investments, consisting of repurchase agreements, certificates of deposit and commercial paper that mature less than sixty days from the balance sheet date are valued at amortized cost, which approximates value. Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale.
Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.
Additional information relative to investment terms and credit risks are described more fully in the Trust's SEC filings.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The Trust's policy is to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

At December 31, 2000, the Trust had a capital loss carryforward of approximately $ 4.5 million as a result of sales of investments during the year. This capital loss carryforward may be used to offset future capital gains recognized by the Trust. Any unused capital loss carryforward will expire in 2008.

Distributions to Participants

At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month.
Amounts

distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

The Trust offers an income reinvestment plan that allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment was 89.5 percent of distributable income for the year ended December 31, 2000.

Investment Income

Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security using the effective interest method. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

Receivables-Investments Sold

Receivables-Investments Sold represents investments that were sold prior to December 31, 2000, which settle in the year 2001.

Payables-Investments Purchased

Payables-Investments Purchased represents an investment that was purchased prior to December 31, 2000, which will settle in the year 2001.

2.  TRANSACTIONS WITH AFFILIATES

During the year ended December 31, 2000, the Trust provided certain services to the Building Investment Trust Corporation, a D.C. non-profit corporation.
The total cost for these services and related expenses for the year ended
December 31, 2000, amounted to approximately $1.7 million. During the twelve months ended December 31, 2000, the Trust was reimbursed for approximately
$1.9 million of these costs and prior year costs.  In addition, approximately
$987,000 is included within the accounts receivable in the accompanying financial statements for amounts outstanding.

3.  COMMITMENTS

Certain assets of the Trust are invested in short-term investments until they are required to fund commitments for insured construction securities, mortgage-backed securities or permanent mortgages. At December 31, 2000, the Trust had outstanding unfunded commitments of approximately $263 million which represented insured construction securities and approximately $101 million which represented permanent mortgages, and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments. As of December 31, 2000, this segregated account held securities with a value of approximately $1.6 billion. The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.




INVESTMENT TRANSACTIONS (Dollars in Thousands)

                                                                                         Federal      State
                        FHA           Ginnie      Ginnie Mae    Fannie       Freddie     Home Loan    Housing
            FHA         Construction  Mae         Construction  Mae          Mac         Bank         Finance
            Securities  Securities    Securities  Securities    Securities*  Securities  Securities   Bonds
-------------------------------------------------------------------------------------------------------------
Balance,
January 1,  $433,206    $159,246     $469,495    $130,827      $629,437     $234,340$   $0            $52,224
2000

Purchases
and insured
construction  31,819      67,751       114,826     112,455      286,544     182,404     13,970            604
securities
advances,
net of
discounts

Change in
discounts        367         225        (1,884)       (559)      (4,402)     (4,851)         0              5
and (premiums)

Transfers     65,709    (101,869)       59,811     (23,651)           0           0          0              0

Principal
reductions   (30,739)     (2,632)     (143,031)    (50,853)    (222,638)   (108,738)    (4,900)         (688)

Balance,
December 31, $500,362    $122,721     $499,217     $168,219    $688,941    $303,155     $9,070        $52,145
2000

-------------------------------------------------------------------------------------------------------------
*including construction securities

4.  INVESTMENT TRANSACTIONS

A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 2000, appears in the chart above.

5.  PARTICIPANTS' EQUITY (DOLLARS IN THOUSANDS)

Participants' equity consisted of the following at December 31, 2000:

Amount invested and reinvested
by current participants                                $2,432,142

Accumulated unrealized appreciation
in the value of investments                                44,942

Accumulated undistributed
investment income   net                                       398

                                                       $2,477,482

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Realized and unrealized gains on investments are comprised of the following:

Realized losses on investments                   $ (4,508,553)

Net change in unrealized
appreciation on investments                       114,748,717

Net realized and unrealized
gain on investments for the year
ended December 31,2000                           $110,240,164

7.  RETIREMENT AND DEFERRED COMPENSATION PLANS

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 12.2 percent of employees' salaries for the year ended December 31, 2000. The total Trust pension expense for the year ended December 31, 2000 was approximately $517,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits an employee to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matches dollar for dollar the first $1,500 of employee contributions. The Trust's 401(k) contribution for the year ended December 31, 2000 was approximately $87,000.

8.  BANK LOANS

The Trust has a secured $12.5 million bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. One mortgage-backed security with a value of approximately $21 million has been pledged as collateral for the line of credit. In addition, the Trust has a $12.5 million uncommitted and unsecured line of credit facility. As of December 31, 2000 the Trust had no outstanding balance on either of these facilities. No compensating balances are required.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SUPPLEMENTAL INFORMATION
Selected Per Share Data and Ratios for the Years Ended December 31, 2000, 1999, 1998, 1997, and 1996

PER SHARE DATA
                         2000       1999          1998       1997       1996
                        --------   --------     ------    ------     -------
Investment Income       $76.88    $75.86        $81.89    $83.77     $84.10
Expenses                 (4.05)    (4.21)        (4.41)    (4.71)     (4.99)
                        -------    --------    --------   -------    -------
Investment Income - net  72.83     71.65         77.48     79.06      79.11

Distribution from
 investment income - net(72.83)   (71.74)       (77.55)   (79.10)    (78.76)
Distribution from
 realized gain on
 investments              0.00     (0.31)        (1.30)     (0.48)     0.00

Net asset value
 Beginning of period   1,035.72 1,114.08      1,104.30   1,072.98  1,098.53

Net increase (decrease)
 in net asset value       49.70   (78.36)         9.78      31.32    (25.55)


END OF PERIOD         $1,085.42 $1,035.72    $1,114.08  $1,104.30 $1,072.98


RATIOS

                         2000       1999      1998        1997       1996
                         ------     -----      ------      ------     -------
Ratio of expenses to
 average net assets     0.38%        0.39%      0.39%       0.43%      0.46%

Ratio of net investment
 income to average net
 assets                  6.9%        6.7%       6.8%        7.2%       7.3%

Portfolio turnover rate 25.9%       31.7%      39.5%       15.3%      20.3%

Number of outstanding
 units at end of period 2,282,511   2,075,197  1,816,185  1,513,856  1,289,082

See accompanying notes to financial statements.

EXECUTIVE OFFICERS

Stephen Coyle
Chief Executive Officer

Michael M. Arnold
Executive Vice President

Helen R. Kanovsky
Executive Vice President

Patton H. Roark, Jr., CFA
Executive Vice President and Portfolio
Manager

John Hanley
Chief Investment Officer   Multi-family
Finance

Eileen Fitzgerald
Chief Investment Officer   Single-family
Finance

Erica Khatchadourian
Controller

David B. Keto
General Counsel

COUNSEL OF RECORD
Swidler Berlin Shereff Friedman LLP
Washington, DC

INDEPENDENT PUBLIC ACCOUNTANT
Arthur Andersen LLP, Vienna, VA

INVESTMENT ADVISER
Wellington Management Company LLP
Boston, MA

VALUATION CONSULTANT
KPMG LLP, Washington, DC

CUSTODIAN BANK
Bankers Trust Company, New York, NY

TRUSTEES

Richard Ravitch, Chairman,* Principal
     Ravitch Rice and Company LLC

John J. Sweeney, *President, AFL-CIO

Richard L. Trumka, Secretary-Treasurer
     AFL-CIO

Linda Chavez-Thompson, Executive Vice
     President, AFL-CIO

Jack E. Cullerton, Management Trustee,
     Central Pension Fund of the
     International Union of Operating
     Engineers and Participating Employers

Terrence R. Duvernay, Senior Partner,
     Duvernay & Brooks, LLC

Alfred J. Fleischer, Chairman,  Fleischer
     Company

John J. Flynn, President, International Union of Bricklayers and Allied Craftworkers

Frank Hanley, President, International
     Union of Operating Engineers

Edwin D. Hill, International President,
     International Brotherhood of Electrical
     Workers

Frank Hurt, President, Bakery,
     Confectionery, Tobacco Workers and
     Grain Millers International Union

Walter M. Kardy, President, Specialty
     Contractors Management, Inc.

George Latimer, Distinguished Visiting
     Professor of Urban Land Studies,
     Macalester College

Martin J. Maddaloni, General President,
     United Association of Journeymen and
     Apprentices of the Plumbing and Pipe
     Fitting Industry of the United States and
     Canada

Michael E. Monroe, General President,
     International Union of Painters and
     Allied Trades

Terence O'Sullivan, President, Laborers'
     International Union of North America

Marlyn J. Spear, Chief Investment Officer,
     Building Trades United Pension Trust
     Fund, Milwaukee & Vicinity

Tony Stanley,* Vice President, TransCon
     Builders, Inc.

Andrew L. Stern, President, Service
     Employees International Union

Edward C. Sullivan, President, Building and
     Construction Trades Department, AFL-
     CIO

Patricia F. Wiegert, Retirement
Administrator, Contra Costa County
Employees' Retirement Association

*Executive Committee Members


NATIONAL OFFICE

1717 K Street, NW, Suite 707
Washington, DC 20036
(202) 331-8055

WESTERN REGIONAL OFFICE

235 Montgomery Street, Suite 935
San Francisco, CA 94104
(415) 433-3044

AFL-CIO HOUSING INVESTMENT TRUST
1717 K Street, NW
Suite 707
Washington, DC 20036
202.331.8055

WWW.AFLCIO-HIT.COM